UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10481

Cohen & Steers Quality Income Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY		10017
(Address of principal executive offices)		(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1. Reports to Stockholders.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

February 9, 2007

To Our Shareholders:

We are pleased to submit to you our report for the year ended December 31, 2006. The net asset value at that date was $25.61 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at year end, the fund's closing price on the NYSE was $24.74. The total return, including income, for Cohen & Steers Quality Income Realty Fund and the comparative benchmarks were:

	Six Months Ended 12/31/06	Year Ended 12/31/06
Cohen & Steers Quality Income Realty Fund at Market Value[a]	31.57%	49.81%
Cohen & Steers Quality Income Realty Fund at Net Asset Value[a]	22.05%	39.55%
FTSE NAREIT Equity REIT Index[b]	19.61%	35.06%
S&P 500 Index[b]	12.75%	15.80%
Blend—80% FTSE NAREIT Equity REIT Index, 20% Merrill Lynch REIT Preferred Index[b]	17.24%	29.71%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares.

A long-term capital gains distribution of $2.08 per common share was declared for shareholders of record on December 26, 2006 and was paid on December 29, 2006.

Three monthly dividends of $0.145 per common share were declared and will be paid to common shareholders on January 31, 2007, February 28, 2007 and March 30, 2007.c

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Investment Review

Real estate securities performed well both in absolute terms and compared with the broader U.S. stock market, reflecting strong underlying real estate fundamentals and earnings that generally met or exceeded expectations. In addition, a global phenomenon of abundant demand for the investment characteristics that real estate provides benefited REITs, as investors willingly accepted lower yields for property investments. Finally, and perhaps most profoundly, investors began to recognize that, with the end of the disinflationary period that began in 1981, the implicit inflation-hedging characteristics historically offered by real property have again become valuable.

Public markets, private value

Reflecting the fluidity between public and private markets for real estate to a greater extent than ever, activity on both the M&A and IPO fronts continued. In a notable example of the latter, Douglas Emmett, a company focused on Los Angeles office and apartment properties, went public in late October, raising in excess of $1.6 billion. It was the largest IPO in U.S. REIT history. Investor enthusiasm for sizable income-producing property companies was evident in the successful offering and the fact that it was the fourth U.S. REIT to raise equity of more than $1 billion in 2006.

In November, Equity Office Properties Trust agreed to be acquired by The Blackstone Group in a transaction valued at $36 billion—an 8.5% premium to the stock's prior business-day closing price. In the weeks since, into February 2007, a bidding contest with Vornado Realty Trust has driven the price up to $39 billion. This transaction demonstrated that any portfolio of well-located, high-quality properties, regardless of size, is a potential source of value, considering that EOP is the third-largest U.S. REIT (measured by market capitalization) and is set to be the largest-ever LBO of any type.

Performance: Across the board strength

All sectors within the NAREIT benchmark enjoyed double-digit gains in 2006, as demand continued to outstrip supply. Job creation continued, despite a slowing of GDP growth. In the office sector, a top performer, this was reflected in rising demand and rents for office space. Apartments also outperformed as consumers became increasingly leery of the run-up in home prices.

More business-related travel, meanwhile, supported hotel demand, which exceeded expectations. One area where job growth has been lackluster is manufacturing; the warehouse sector nonetheless had a good absolute return due to strong absorption of warehouse space, driven by significant manufacturing productivity gains, higher output and international trade. Regional malls underperformed, on stock-specific weakness and fears that dwindling home equity would sap consumer vitality.

The fund's leveraged capital structure contributed to its outperformance versus its unleveraged benchmark. From a sector perspective, factors that aided the fund included its underweighting in the specialty sector—in particular, its avoidance of certain timber companies that underperformed as housing construction slowed—and its overweighting in the health care sector, which had good performance. Stock selection in the regional mall and office sectors detracted from the fund's performance.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

REIT preferreds recover

The environment for REIT preferreds was favorable in absolute terms, with the Merrill Lynch REIT Preferred Index up 9.8% in 2006. After a shaky first half when inflation and Fed tightening were primary concerns, REIT preferreds ended the year on a high note as economic growth slowed, inflation moderated and bond yields fell from 5.25% in July to 4.71% at year end, as measured by the 10-year Treasury yield. The fund's REIT preferreds continued their designated job of enhancing income while providing stability.

In 2006, about $3 billion in REIT preferred deals were priced, down approximately 20% from 2005. A single issuer, Public Storage, Inc., accounted for nearly one-third of the new supply in connection with its acquisition of Shurgard Storage Centers, Inc. The slowdown tracked rising equity prices, which persuaded many REITs to issue common stock or convertible securities, with their low coupons, to meet their funding needs.

Investment Outlook

Fundamentals still positive

Real estate securities have now outperformed the broader U.S. stock market with sizable double-digit gains for the fourth straight year. We do not expect results of similar magnitude in 2007, although based on our view of market sentiment, real estate fundamentals and valuations, we see the potential for attractive total returns, barring an unforeseen and dramatic economic pullback.

We believe sentiment toward real estate securities has moved from overtly bearish to approximately neutral. For example, Wall Street estimates of REIT total returns in 2007 are mostly positive, commensurate with our view, as opposed to the previous two years, when analysts were calling for flat to negative total returns. At the same time, the rapid acceleration of real estate fundamentals will most likely moderate somewhat in the coming year. Therefore, because the P/E multiple expansion stemming from the past three years of accelerating fundamentals has probably run its course—projected 2007 REIT cash flow growth, for example, is in the 9% range, a marginal acceleration from 2006 levels—we do not expect any further widespread multiple expansion.

Finally, from a valuation perspective, our view is commensurately neutral as well. With multiples high—due to higher observable worldwide asset values for real estate—and asset value premiums at historical norms, we believe REITs are fairly valued today. Therefore, in contrast to recent years, we are expecting more normalized returns in 2007 for real estate stocks, based on solid dividend yields and continued attractive growth in cash flow.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

WILLIAM J. SCAPELL	THOMAS N. BOHJALIAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Our Leverage Strategy
(Unaudited)

While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of December 31, 2006, AMPS represented 30% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 55% of our borrowings at an average interest rate of 4.8% for an average remaining period of 1.9 years (when we first entered into the swaps, the average term was 5.6 years). By locking in a significant portion or our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

Leverage Factsa

Leverage (as a % of managed assets)	30%
% Fixed Rate	55%
% Variable Rate	45%
Weighted Average Rate on Swaps	4.8%
Weighted Average Term on Swaps	1.9 years
Current Rate on AMPS	5.2%

a  Data as of December 31, 2006. Information subject to change.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

December 31, 2006

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Managed Assets
Ventas	$74,758,280	5.2%
Vornado Realty Trust	73,257,575	5.1
Equity Office Properties Trust	70,101,801	4.9
Macerich Co.	67,676,703	4.7
Mack-Cali Realty Corp.	54,763,800	3.8
Liberty Property Trust	52,343,928	3.7
Brandywine Realty Trust	49,726,106	3.5
Health Care REIT	41,713,268	2.9
Health Care Property Investors	38,907,694	2.7
Archstone-Smith Trust	38,434,433	2.7

a  Top ten holdings are determined on the basis of the market value of individual securities held.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2006

		Number of Shares	Value
COMMON STOCK	114.0%
DIVERSIFIED	15.2%
Colonial Properties Trust		582,300	$27,298,224
Entertainment Properties Trust		228,600	13,359,384
iStar Financial		511,100	24,440,802
Spirit Finance Corp.		1,030,300	12,847,841
Vornado Realty Trust		602,943	73,257,575
			151,203,826
HEALTH CARE	21.0%
Health Care Property Investors		1,056,700	38,907,694
Health Care REIT		969,625	41,713,268
Medical Properties Trust		202,800	3,102,840
Nationwide Health Properties		1,140,800	34,474,976
Senior Housing Properties Trust		639,600	15,657,408
Ventas		1,766,500	74,758,280
			208,614,466
HOTEL	5.3%
Ashford Hospitality Trust		369,100	4,595,295
DiamondRock Hospitality Co.		696,900	12,551,169
Hospitality Properties Trust		457,900	21,763,987
Strategic Hotels & Resorts		657,800	14,333,462
			53,243,913
INDUSTRIAL	3.2%
DCT Industrial Trust		304,400	3,591,920
First Industrial Realty Trust		315,800	14,807,862
ING Industrial Fund (Australia)		3,434,884	6,425,843
ProLogis European Properties (Netherlands)		366,300	7,253,015
			32,078,640
MORTGAGE	5.0%
Gramercy Capital Corp.		785,000	24,248,650
Newcastle Investment Corp.		817,828	25,614,373
			49,863,023

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
OFFICE	24.2%
Brandywine Realty Trust		1,495,522	$49,726,106
Equity Office Properties Trust		1,455,300	70,101,801
Highwoods Properties		415,300	16,927,628
HRPT Properties Trust		924,600	11,418,810
Mack-Cali Realty Corp.		1,073,800	54,763,800
Maguire Properties		604,800	24,192,000
Mapeley Ltd. (United Kingdom)		78,500	6,102,012
Parkway Properties		144,500	7,370,945
			240,603,102
OFFICE/INDUSTRIAL	5.3%
Liberty Property Trust		1,065,200	52,343,928
RESIDENTIAL—APARTMENT	20.5%
American Campus Communities		408,689	11,635,376
Apartment Investment & Management Co.		229,900	12,878,998
Archstone-Smith Trust		660,272	38,434,433
AvalonBay Communities		280,600	36,492,030
Camden Property Trust		366,600	27,073,410
Education Realty Trust		496,800	7,337,736
GMH Communities Trust		583,800	5,925,570
Home Properties		468,497	27,767,817
Mid-America Apartment Communities		267,700	15,323,148
United Dominion Realty Trust		658,000	20,917,820
			203,786,338
SELF STORAGE	2.9%
Extra Space Storage		426,100	7,780,586
Sovran Self Storage		184,700	10,579,616
U-Store-It Trust		498,100	10,235,955
			28,596,157
SHOPPING CENTER	11.4%
COMMUNITY CENTER	2.7%
Cedar Shopping Centers		684,300	10,887,213
Inland Real Estate Corp.		324,100	6,067,152
Urstadt Biddle Properties—Class A		544,000	10,384,960
			27,339,325

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
REGIONAL MALL	8.7%
Glimcher Realty Trust		723,700	$19,330,027
Macerich Co.		781,757	67,676,703
			87,006,730
TOTAL SHOPPING CENTER			114,346,055
TOTAL COMMON STOCK (Identified cost—$633,585,740)			1,134,679,448
PREFERRED STOCK	28.1%
DIVERSIFIED	6.1%
Colonial Properties Trust, 8.125%, Series D		64,900	1,695,188
Colonial Properties Trust, 7.62%, Series E		80,900	2,049,197
Crescent Real Estate Equities Co., 6.75%, Series A (Convertible)[a]		1,671,000	36,561,480
Digital Realty Trust, 8.50%, Series A		122,000	3,170,780
Duke Realty Corp., 6.625%, Series J		23,400	591,318
Duke Realty Corp., 6.95%, Series M		90,000	2,338,200
Duke Realty Corp., 7.25%, Series N		130,000	3,455,400
Entertainment Properties Trust, 9.50%, Series A		50,000	1,270,000
Entertainment Properties Trust, 7.75%, Series B		128,000	3,235,840
iStar Financial, 7.80%, Series F		167,081	4,310,690
iStar Financial, 7.65%, Series G		90,400	2,314,240
			60,992,333
HEALTH CARE	0.3%
Health Care REIT, 7.625%, Series F		68,900	1,782,443
Omega Healthcare Investors, 8.375%, Series D		40,000	1,069,400
			2,851,843

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
HOTEL	4.9%
Highland Hospitality Corp., 7.875%, Series A		75,000	$1,902,000
Innkeepers USA Trust, 8.00%, Series C		91,300	2,301,673
LaSalle Hotel Properties, 10.25%, Series A		940,000	23,876,000
LaSalle Hotel Properties, 7.25%, Series G		170,000	4,326,500
Strategic Hotels & Resorts, 8.50%, Series A		10,000	260,000
Strategic Hotels & Resorts, 8.50%, Series A, 144Ab		112,200	2,917,200
Strategic Hotels & Resorts, 8.25%, Series B		45,000	1,164,375
Strategic Hotels & Resorts, 8.25%, Series C		245,000	6,308,750
Sunstone Hotel Investors, 8.00%, Series A		216,000	5,508,000
			48,564,498
INDUSTRIAL	0.3%
First Industrial Realty Trust, 7.25%, Series J		100,000	2,561,000
MORTGAGE	0.1%
Newcastle Investment Corp., 9.75%, Series B		56,000	1,447,040
NET LEASE COMPANY	0.9%
Realty Income Corp., 6.75%, Series E		337,000	8,482,290
OFFICE	3.2%
Brandywine Realty Trust, 7.375%, Series D		38,300	969,947
Corporate Office Properties Trust, 7.625%, Series J		197,600	5,112,900
Cousins Properties, 7.50%, Series B		200,000	5,106,000
Highwoods Properties, 8.625%, Series A		13,195	12,799,150
HRPT Properties Trust, 8.75%, Series B		155,000	3,985,050
Kilroy Realty Corp., 7.50%, Series F		55,500	1,406,925
Maguire Properties, 7.625%, Series A		116,800	2,888,464
			32,268,436
OFFICE/INDUSTRIAL	0.4%
PS Business Parks, 7.00%, Series H		60,000	1,527,000
PS Business Parks, 7.60%, Series L		5,400	138,672
PS Business Parks, 7.20%, Series M		100,000	2,559,500
			4,225,172

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
RESIDENTIAL	1.1%
APARTMENT	1.0%
Apartment Investment & Management Co., 7.75%, Series U		72,700	$1,855,304
Associated Estates Realty Corp., 8.70%, Series B		55,800	1,459,170
Home Properties, 9.00%, Series F		136,000	3,455,760
Mid-America Apartment Communities, 8.30%, Series H		138,100	3,632,030
			10,402,264
MANUFACTURED HOME	0.1%
American Land Lease, 7.75%, Series A		22,000	565,840
TOTAL RESIDENTIAL			10,968,104
SELF STORAGE	3.4%
Public Storage, 6.60%, Series C		99,900	2,491,506
Public Storage, 6.75%, Series E		39,300	998,220
Public Storage, 6.95%, Series H		80,000	2,065,600
Public Storage, 7.25%, Series I		281,700	7,338,285
Public Storage, 7.25%, Series K		370,300	9,590,770
Public Storage, 6.75%, Series L		465,000	11,736,600
			34,220,981
SHOPPING CENTER	7.4%
COMMUNITY CENTER	3.7%
Cedar Shopping Centers, 8.875%, Series A		61,000	1,624,430
Developers Diversified Realty Corp., 8.60%, Series F		979,400	24,866,966
National Retail Properties, 7.375%, Series C		85,000	2,163,250
Regency Centers Corp., 7.45%, Series C		51,000	1,304,580
Urstadt Biddle Properties, 8.50%, Series C		24,000	2,592,000
Urstadt Biddle Properties, 7.50%, Series D		150,500	3,845,275
			36,396,501

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
REGIONAL MALL	3.7%
CBL & Associates Properties, 8.75%, Series B		430,000	$21,650,500
CBL & Associates Properties, 7.375%, Series D		297,000	7,603,200
Glimcher Realty Trust, 8.75%, Series F		35,000	913,150
Glimcher Realty Trust, 8.125%, Series G		40,000	1,014,000
Mills Corp., 9.00%, Series C		25,700	593,156
Mills Corp., 8.75%, Series E		8,300	191,398
Mills Corp., 7.875%, Series G		60,100	1,319,195
Pennsylvania REIT, 11.00%, Series A		40,000	2,172,000
Simon Property Group, 8.375%, Series J		14,000	966,000
			36,422,599
TOTAL SHOPPING CENTER			72,819,100
TOTAL PREFERRED STOCK (Identified cost—$268,168,302)			279,400,797
		Principal Amount
CORPORATE BONDS	0.7%
HEALTH CARE	0.3%
Omega Healthcare Investors, 7.00%, due 1/15/16		$1,450,000	1,460,875
Ventas Realty LP/Capital Corp., 6.75%, due 4/1/17		2,000,000	2,075,000
			3,535,875
HOTEL	0.4%
Host Hotels & Resorts LP, 6.875%, due 11/1/14, 144Ab		4,000,000	4,070,000
TOTAL CORPORATE BONDS (Identified cost—$7,409,110)			7,605,875

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Principal Amount	Value
COMMERCIAL PAPER	1.4%
General Electric Capital Corp., 4.15%, due 1/2/07 (Identified cost—$13,934,394)		$13,936,000	$13,934,394
TOTAL INVESTMENTS (Identified cost—$923,097,546)	144.2%		1,435,620,514
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.6)%		(6,325,677)
LIQUIDATION VALUE OF PREFERRED SHARES	(43.6)%		(434,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $25.61 per share based on 38,856,074 shares of common stock outstanding)	100.0%		$995,294,837

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

a  410,000 shares segregated as collateral for interest rate swap transactions.

b  Resale is restricted to qualified institutional investors; equals 0.7% of net assets applicable to common shares.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:
Investments in securities, at value (Identified cost—$923,097,546)	$1,435,620,514
Dividends and interest receivable	6,273,504
Unrealized appreciation on interest rate swap transactions	2,481,852
Other assets	62,986
Total Assets	1,444,438,856
LIABILITIES:
Payable for dividends declared on common shares.	12,669,805
Payable for dividends declared on preferred shares	899,676
Unrealized depreciation on interest rate swap transactions	712,395
Payable to investment manager	667,701
Payable to administrator	25,196
Payable for directors' fees	2,422
Other liabilities	166,824
Total Liabilities	15,144,019
LIQUIDATION VALUE OF PREFERRED SHARES:
Auction market preferred shares, Series M7 ($25,000 liquidation value, $0.001 par value, 3,760 shares issued and outstanding)	94,000,000
Taxable auction market preferred shares, Series T ($25,000 liquidation value, $0.001 par value, 2,800 shares issued and outstanding)	70,000,000
Taxable auction market preferred shares, Series W ($25,000 liquidation value, $0.001 par value, 2,800 shares issued and outstanding)	70,000,000
Taxable auction market preferred shares, Series TH ($25,000 liquidation value, $0.001 par value, 2,800 shares issued and outstanding)	70,000,000
Taxable auction market preferred shares, Series F ($25,000 liquidation value, $0.001 par value, 2,800 shares issued and outstanding)	70,000,000
Auction market preferred shares, Series M28 ($25,000 liquidation value, $0.001 par value, 2,400 shares issued and outstanding)	60,000,000
434,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$995,294,837

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2006

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
Common stock ($0.001 par value, 38,856,074 shares issued and outstanding)	$482,973,908
Dividends in excess of net investment income	(1,547,672)
Accumulated net realized loss on investments	(424,002)
Net unrealized appreciation	514,292,603
$995,294,837
NET ASSET VALUE PER COMMON SHARE:
($995,294,837 ÷ 38,856,074 shares outstanding)	$25.61
MARKET PRICE PER COMMON SHARE	$24.74
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(3.40)%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

Investment Income:
Dividend income (net of $17,155 of foreign withholding tax)	$51,070,349
Interest income	1,050,682
Total Income	52,121,031
Expenses:
Investment management fees	11,703,085
Preferred remarketing fees	1,085,076
Administration fees	460,377
Reports to shareholders	144,647
Professional fees	135,703
Custodian fees and expenses	110,785
Directors' fees and expenses	48,773
Transfer agent fees and expenses	21,983
Miscellaneous	138,062
Total Expenses	13,848,491
Reduction of Expenses	(4,405,867)
Net Expenses	9,442,624
Net Investment Income	42,678,407
Net Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments	103,848,627
Foreign currency transactions	33,746
Interest rate swap transactions	562,391
Net realized gain	104,444,764
Net change in unrealized appreciation on:
Investments	184,739,925
Interest rate swap transactions	1,352,672
Foreign currency translations	178
Net change in unrealized appreciation	186,092,775
Net realized and unrealized gain on investments	290,537,539
Net Increase Resulting from Operations	333,215,946
Less Dividends and Distributions to Preferred Shareholders	(20,983,982)
Net Increase in Net Assets from Operations Applicable to Common Shares	$312,231,964

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$42,678,407	$35,946,800
Net realized gain on investments	104,444,764	59,913,933
Net change in unrealized appreciation	186,092,775	(19,868,178)
Net increase in net assets resulting from operations	333,215,946	75,992,555
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(6,470,231)	(4,867,853)
Net realized gain on investments	(14,513,751)	(9,573,486)
Total dividends and distributions to preferred shareholders	(20,983,982)	(14,441,339)
Net increase in net assets from operations applicable to common shares	312,231,964	61,551,216
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(36,865,621)	(27,867,304)
Net realized gain on investments	(89,155,896)	(54,196,727)
Tax return of capital	(21,825,858)	(22,925,081)
Total dividends and distributions to common shareholders	(147,847,375)	(104,989,112)
Capital Stock Transactions:
Increase in net assets from preferred offering cost adjustment	—	107,401
Total increase (decrease) in net assets applicable to common shares	164,384,589	(43,330,495)
Net Assets Applicable to Common Shares:
Beginning of year	830,910,248	874,240,743
End of year[a]	$995,294,837	$830,910,248

a  Includes dividends in excess of net investment income of $1,547,672 and $768,104, respectively.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,				For the Period February 28, 2002[a] through
Per Share Operating Performance:	2006	2005	2004	2003	December 31, 2002
Net asset value per common share, beginning of period	$21.38	$22.50	$18.43	$13.25	$14.57
Income from investment operations:
Net investment income	1.10	0.82	0.79	1.04 [b]	0.78
Net realized and unrealized gain (loss)	7.48	1.13	4.90	5.69	(0.90)
Total income (loss) from investment operations	8.58	1.95	5.69	6.73	(0.12)
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.17)	(0.12)	(0.09)	(0.07)	(0.09)
Net realized gain on investments	(0.37)	(0.25)	(0.05)	(0.03)	(0.01)
Total dividends and distributions to preferred shareholders	(0.54)	(0.37)	(0.14)	(0.10)	(0.10)
Total from investment operations applicable to common shares	8.04	1.58	5.55	6.63	(0.22)
Less: Offering and organization costs charged to paid-in capital—common shares	—	—	—	—	(0.03)
Offering and organization costs charged to paid-in capital—preferred shares	—	—	(0.03)	(0.02)	(0.09)
Preferred share offering cost adjustment	—	0.00 [c]	0.00 [c]	—	—
Dilutive effect of common share offering	—	—	—	—	(0.03)
Total offering and organization costs	—	0.00	(0.03)	(0.02)	(0.15)
Less dividends and distributions to common shareholders from:
Net investment income	(0.95)	(0.72)	(0.72)	(0.76)	(0.64)
Net realized gain on investments	(2.30)	(1.39)	(0.38)	(0.41)	(0.08)
Tax return of capital	(0.56)	(0.59)	(0.35)	(0.26)	(0.23)
Total dividends and distributions to common shareholders	(3.81)	(2.70)	(1.45)	(1.43)	(0.95)
Net increase (decrease) in net asset value per common share	4.23	(1.12)	4.07	5.18	(1.32)
Net asset value, per common share, end of period	$25.61	$21.38	$22.50	$18.43	$13.25
Market value, per common share, end of period	$24.74	$19.24	$20.62	$17.85	$13.05
Net asset value total return[d]	39.55%	8.27%	32.15%	52.61%	-2.73%[e]
Market value return[d]	49.81%	6.32%	25.05%	50.07%	-6.95%[e]

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,				For the Period February 28, 2002[a] through
Ratios/Supplemental Data:	2006	2005	2004	2003	December 31, 2002
Net assets applicable to common shares, end of period (in millions)	$995.3	$830.9	$874.2	$716.1	$512.0
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[f]	1.47%	1.54%	1.51%	1.57%	1.52%[g]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[f]	1.00%	1.06%	1.04%	1.09%	1.05%[g]
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[f]	4.06%	3.71%	4.74%	6.39%	6.82%[g]
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[f]	4.53%	4.19%	5.20%	6.88%	7.29%[g]
Ratio of expenses to average daily managed assets (before expense reduction)[f,h]	1.01%	1.02%	1.03%	1.04%	1.04%[g]
Ratio of expenses to average daily managed assets (net of expense reduction)[f,h]	0.69%	0.70%	0.71%	0.72%	0.72%[g]
Portfolio turnover rate	18%	11%	3%	21%	12%[e]
Preferred Shares:
Liquidation value, end of period (in 000's)	$434,000	$434,000	$434,000	$340,000	$280,000
Total shares outstanding (in 000's)	17	17	17	14	11
Asset coverage ratio	329%	291%	301%	311%	283%
Asset coverage per share	$82,333	$72,863	$75,359	$77,653	$70,710
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per share[i]	$25,000	$25,000	$25,000	$25,000	$25,000

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Less than $0.005 per share.

d  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

e  Not annualized.

f  Ratios do not reflect the effects of dividend payments to preferred shareholders.

g  Annualized.

h  Average daily managed assets represent the net assets applicable to common shares plus the liquidation preference of preferred shares.

i  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Quality Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2006, a portion of the dividends paid have been reclassified to return of capital and distributions of net realized capital gains.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Series M7, Series T, Series TH and Series F preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series M28 and Series W preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors.

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

The investment manager has contractually agreed to waive its investment management fee in the amount of 0.32% of average daily managed asset value for the first five fiscal years of the fund's operations, 0.26% of average daily managed asset value in year six, 0.20% of average daily managed asset value in year seven, 0.14% of average daily managed asset value in year eight, 0.08% of average daily managed asset value in year nine and 0.02% of average daily managed asset value in year 10. During the year ended December 31, 2006, the investment manager waived its fee at the annual rate of 0.32%.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the fund's average daily managed asset value. For the year ended December 31, 2006, the fund incurred $275,367 in administration fees. Additionally, the fund has

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $8,457 from the fund for the year ended December 31, 2006.

Other: During the year ended December 31, 2006, the fund purchased securities in which an affiliate of the investment manager served as placement agent for the issuer.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2006, totaled $242,136,985 and $316,944,839, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2006	2005
Ordinary income	$49,325,626	$36,449,556
Long-term capital gains	97,679,873	60,055,814
Tax return of capital	21,825,858	22,925,081
Total dividends and distributions	$168,831,357	$119,430,451

As of December 31, 2006, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$513,757,442
Gross unrealized depreciation	(2,224,689)
Net unrealized appreciation	$511,532,753
Cost for federal income tax purposes	$924,087,761

As of December 31, 2006, the fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to differing treatment on interest rate swap payments and prior fiscal year income redesignations. To reflect reclassifications arising from the

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

permanent differences, paid-in capital was credited $897,240, accumulated net realized gain was charged $775,117 and accumulated net investment income was charged $122,123.

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2006 and December 31, 2005, the fund issued no shares of common stock for the reinvestment of dividends.

The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

During the year ended December 31, 2005, a $107,401 adjustment was credited to common stock for differences between estimated and actual preferred offering costs.

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Investments in Interest Rate Swaps

Interest rate swaps outstanding at December 31, 2006 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Appreciation/ (Depreciation)
Banc of America	$14,000,000	3.213%	5.350%	October 2, 2008	$459,150
Merrill Lynch Derivative Products.	$46,000,000	5.210%	5.350%	April 5, 2007	26,091
Merrill Lynch Derivative Products.	$46,000,000	5.580%	5.350%	April 6, 2009	(495,955)
Royal Bank of Canada	$14,000,000	3.680%	5.350%	October 22, 2008	339,899
Royal Bank of Canada	$44,000,000	4.258%	5.350%	March 9, 2010	953,131
Royal Bank of Canada	$26,000,000	4.137%	5.350%	May 26, 2010	683,374
UBS AG	$24,000,000	5.120%	5.350%	April 15, 2007	20,207
UBS AG	$24,000,000	5.495%	5.350%	April 15, 2009	(216,440)
					$1,769,457

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2006.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 no later than June 29, 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the fund's financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Quality Income Realty Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Quality Income Realty Fund, Inc. (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2007

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended December 31, 2006) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (02/28/02)	One Year	Since Inception (02/28/02)
39.55%	25.18%	49.81%	23.45%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares.

TAX INFORMATION—2006 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $1,769,133. Also, the fund designates a long-term capital gain distribution of $89,469,337 at the 15% rate and $8,210,536 at the 25% rate or maximum allowable.

REINVESTMENT PLAN

The fund has a dividend reinvestment plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York as agent (the "Plan Agent"). Shareholders who elect not to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the fund with which to buy common shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares of the fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of distributions will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable or required to be withheld on such distributions.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Thomas N. Bohjalian has been appointed as a portfolio manager of the fund. He joined the investment manager in 2002 and is currently a senior vice president. Prior to joining the investment manager, Mr. Bohjalian was a vice president and REIT analyst for five years at AEW Capital Management.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The Board of Directors of the fund has adopted a new investment policy to allow up to 20% of the funds' assets to be invested in foreign securities. Please note that the fund may be subject to investment risks with respect to foreign securities that are different in some respects from those of domestic issuers, including currency risks, future political and economic developments and possible imposition of foreign withholding taxes. In addition, there may be less publicly available information about a foreign issuer than a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

As required, the fund has submitted to the New York Stock Exchange ("NYSE") the annual certification of the fund's chief executive officer certifying as to compliance with of the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to its most recent Form N-CSR.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

PRIVACY POLICY*

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

*  This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 53	Director and Co-Chairman	2009	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	20	1991 to present

Martin Cohen Age: 58	Director and Co-Chairman	2007	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	20	1991 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 64	Director	2008	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	20	2001 to present

George Grossman Age: 53	Director	2009	Attorney-at-law	20	1993 to present

Richard E. Kroon Age: 64	Director	2008	Member of Investment Subcommittee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	20	2004 to present

Richard J. Norman Age: 63	Director	2007	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	20	2001 to present

Frank K. Ross Age: 63	Director	2007	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	20	2004 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Willard H. Smith Jr. Age: 70	Director	2008	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	20	1996 to present

C. Edward Ward, Jr. Age: 60	Director	2009	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	20	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 42	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 43	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

James S. Corl Age: 39	Vice President	Executive Vice President of CSCM and CNS since 2004. Prior to that, Senior Vice President of CSCM.	Since 2004

William F. Scapell Age: 39	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co.	Since 2003

Thomas N. Bohjalian Age: 41	Vice President	Senior Vice President of CSCM since 2006. Prior to that he was Vice President of CSCM from 2003 through 2005. Prior thereto, Vice President at AEW Capital Management.	Since 2006

John E. McLean Age: 35	Secretary	Vice President and Associate General Counsel of CSCM since September 2003. Prior to that, Vice President, Law and Regulation, J&W Seligman & Co. Incorporated (money manager).	Since 2004

James Giallanza Age: 40	Treasurer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 38	Chief Compliance Officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

  •  Designed for investors seeking maximum
total return, investing primarily in global real
estate securities

  •  Symbol: GRSIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William J. Scapell
Vice president

Thomas N. Bohjalian
Vice president

John E. McLean
Secretary

James Giallanza
Treasurer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Transfer Agent—Preferred Shares

The Bank of New York
100 Church Street
New York, NY 10007

Legal Counsel

Stroock & Stroock & Lavan, LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RQI

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

QUALITY INCOME REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2006

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s Audit Committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005

Audit Fees	$55,025	$50,000
Audit-Related Fees	34,000	16,000
Tax Fees	12,900	12,975
All Other Fees	—	—

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant’s preferred shares.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005

Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$65,000	$85,000

These other fees were billed in connection with internal control reviews.

(e)(1)       The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $111,900 and $113,975, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF
SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. (“C&S”) follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.              Objectives

Voting rights are an important component of corporate governance.  C&S has three overall objectives in exercising voting rights:

A.            Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B.            Rationalizing Management and Shareholder Concerns.  C&S seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

C.            Shareholder Communication.  Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

II.            General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

1.               The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2.               In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3.               Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4.               In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

5.               To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

6.               Voting rights shall not automatically be exercised in favor of management-supported proposals.

7.               C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.           General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.           Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.  While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.  When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.            Stock-Based Compensation

Approval of Plans or Plan Amendments.  By their nature, compensation plans must be evaluated on a case-by-case basis.  As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule.  The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price.  The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments.  Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors.  Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options.  Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features.  We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership.  We support measures to increase the long-term stock ownership by a company’s executives.  These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options.  In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock.  We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting.  Restricted stock awards normally should vest over at least a two-year period.

Other stock awards.  Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.            Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are C&S’s guidelines on change of control issues:

Shareholder Rights Plans.  C&S acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.  We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes.   C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company.  In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.  We support proposals that seek to lower super-majority voting requirements.

C.            Routine Issues

Director Nominees in a Non-Contested Election – C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – C&S supports the election of a board that consists of at least a majority of independent directors.  We generally withhold our support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees.  We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action.  This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor.  For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.            Stock Related Items

Increase Additional Common Stock –  C&S’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1.                                       creates a blank check preferred stock; or

2.                                       establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.             Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis.  With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues.  As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.             Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting.  They are not, however, hard and fast rules because corporate governance issues are so varied.

V.            Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws.  In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies.  The Investment Committee shall appoint a designee (the “Designee”) who shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities.  The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained.  The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.           Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

*              Name of the company

*              Ticker symbol

*              CUSIP number

*              Shareholder meeting date

*              Brief identification of each matter voted upon

*              Whether the matter was proposed by management or a shareholder

*              Whether C&S voted on the matter

*              If C&S voted, then how C&S voted

*              Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information.  The General Counsel shall ensure that the Investment Committee maintains documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC’s EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.         Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders.  Potential conflicts are most likely to fall into three general categories:

*              Business Relationships – This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent.  In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S (“Capital Advisors”), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

*              Personal Relationships – C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

*              Familial Relationships – C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material.  A material matter is one that is reasonably likely to be viewed as important by the average shareholder.  Materiality will be judged under a two-step approach:

*              Financial Based Materiality – C&S presumes a conflict to be non-material unless it involves at least $500,000.

*              Non-Financial Based Materiality – Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service.  C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.             Identifying Conflicts – The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S’s Inside Information Policies and Procedures.  The General Counsel of C&S (or his designee) maintains a watch list and a restricted list.  The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise.  When a company is placed on the restricted list, the General Counsel of C&S(or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list.  When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall notify on at least an annual basis the members of the Investment Committee of their obligation to disclose any personal or familial relationships with a portfolio company that could raise potential conflict of interest concerns.  Investment Committee members shall also advise the General Counsel of C&S (or his designee) if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.             Identifying Materiality – The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material.  He shall evaluate financial based materiality in terms of both actual and potential fees to be received.  Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3.             Communication with Investment Committee; Voting of Proxy – If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member’s personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner.  The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII.        Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures.  For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds.  The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IX.           Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures.  This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures.  The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S.  If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of February 28, 2007, is set forth below.

Martin Cohen • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of Cohen & Steers Capital Management, Inc. (“C&S”) and its parent company, Cohen & Steers, Inc. (“CNS”). Vice president and director of Cohen & Steers Securities, LLC. Director and co-chairman of each of the Cohen & Steers funds. Previously, president of C&S and each of the Cohen & Steers funds.

Robert Steers • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of C&S and CNS. Vice President and Director of Cohen & Steers Securities, LLC. Director and co-chairman of each of the Cohen & Steers funds. Previously, chairman of C&S and each of the Cohen & Steers funds.

Joseph Harvey • Vice president • Portfolio manager since 2004	President of C&S and CNS. Previously, senior vice president of C&S and director of research.

James S. Corl • Vice President • Portfolio manager since 2004	Executive vice president of C&S and CNS and chief investment officer for all real estate securities portfolios. Previously, senior vice president of C&S.

William F. Scapell • Vice President • Portfolio manager since 2005	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.

C&S utilizes a team-based approach in managing the registrant. Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey and Mr. Corl direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team. Mr. Scapell manages the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2006, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

Martin Cohen

	Number of accounts	Total assets

• Registered investment companies	16	$18,781,628,000

• Other pooled investment vehicles	13	$2,800,044,000

• Other accounts	42	$4,543,650,000

Robert Steers

	Number of accounts	Total assets

• Registered investment companies	16	$18,781,628,000

• Other pooled investment vehicles	13	$2,800,044,000

• Other accounts	42	$4,543,650,000

Joseph Harvey

	Number of accounts	Total assets

• Registered investment companies	16	$18,781,628,000

• Other pooled investment vehicles	13	$2,800,044,000

• Other accounts	42	$4,543,650,000

James Corl

	Number of accounts	Total assets

• Registered investment companies	16	$18,781,628,000

• Other pooled investment vehicles	13	$2,800,044,000

• Other accounts	42	$4,543,650,000

William F. Scapell

	Number of accounts	Total assets

• Registered investment companies	9	$11,899,254,000

• Other pooled investment vehicles	3	$159,521,000

• Other accounts	11	$615,832,000

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2006:

Dollar Range of Securities Owned

Martin Cohen	Over $100,000
Robert Steers	Over $100,000
Joseph Harvey	None
James Corl	None
William F. Scapell	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to C&S. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, C&S strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of C&S to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of C&S and its affiliated companies (the “CNS Accounts”). Certain securities held in the CNS Accounts also may be held in the account of the registrant or other client accounts of C&S. C&S has adopted procedures that are designed to ensure that the interests of the CNS Accounts are never placed ahead of the interests of the registrant or any other client account. In this regard, C&S will not purchase or sell a security for the CNS Accounts until C&S has completed its purchase or sale program for the registrant and any other client accounts. While it is possible that a security will be sold out of the CNS Accounts but continue to be held for the registrant or one or more other client accounts, this will occur only if C&S, acting in its reasonable judgment and consistent with its fiduciary duties, believes this to be appropriate for, and consistent with the objectives and profile of, the registrant or other client accounts.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S ‘s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S ‘s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. C&S compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the NAREIT Equity REIT Index with respect to Messrs. Cohen, Steers, Harvey and Corl and the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. C&S does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of C&S varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting them. C&S seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. C&S participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of C&S and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of C&S’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: February 28, 2007